! WAMMS03AR2.CDI #CMOVER_3.0 WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
   MODELING_NOTES "HYPOTHETICAL PERFORMANCE DATA DISCLAIMER The following tables and other statistical analyses (the Hypothetical Performance Data) that you have produced are privileged and are solely for use by you (the party to whom Bear, Stearns provided the computer model used to generate them). The Hypothetical Performance Data has been generated by you using a computer model prepared by Bear, Stearns in reliance upon information furnished by the issuer of the securities and its affiliates. The computer model used to prepare this Hypothetical Performance Data was furnished to you solely by Bear Stearns and not by the issuer of the securities. It may not be provided to any third party other than you and your legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. Numerous assumptions were used in preparing the computer model you have used to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Hypothetical Performance Data. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Bear, Stearns Trading Desk at 212-272-4976 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither Bear, Stearns nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns Trading Desk at 212-272-4976. The following information will be superseded by the final prospectus supplement and prospectus relating to the securities discussed in this communication. Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities. If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."
!
!! PASS_THRU_RATE 0.0
!
  DEFINE STANDARDIZE ORIG_COLL_BAL   GROUP 0 CONSTANT #OrigCollBal = 28152586.52
!
  DEFINE CONSTANT #OrigBondBal = 455542274.11
!
!! GROUP "PREM" SUBSET ( POOL("NETRATE") GT 5.068 + 1e-8 ); = 0
!! GROUP "DISC" SUBSET ( POOL("NETRATE") LE 5.068 + 1e-8 ); = 0
!
      FULL_DEALNAME:        WAMU03AR2
!
      DEAL SIZE:            $455542274.11
      PRICING SPEED:        25% CPR
!     ISSUE DATE:           20030201
      SETTLEMENT DATE:      20030228
!
    OPTIONAL REDEMPTION:  20071101

!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
  DEFINE COLLAT WT_BY_PREVBAL #NetRate = LOAN("OPTINT") / LOAN("PREVBAL") * 1200
!
!
  DEFINE #BondBal   = 455542274.11
  DEFINE #BondBal_X = 428209700.00
  DEFINE TABLE "SI_LOSSA0" (5, 2) = "MONTH" "SHIFTR0"
       84.1   30%
       96.1   35%
      108.1   40%
      120.1   45%
      360.1   50%
!
TOLERANCE XRS_BAL 10.0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    CMT_1YR         1.32
!
 DEFINE DYNAMIC #A1COUPON = IF CURMONTH LE 57 THEN COLL_NETRATE - 0.640 ELSE COLL_NETRATE
!
 DEFINE DYNAMIC  #XXCOUPON = IF CURMONTH LE 57 THEN 0.640 ELSE 0.000
!
Tranche "A1" SEN_WAC
   Block $ 428209700.00  FLOAT _

   Delay 24  Dated 20030201  Next 20030325
   (#A1COUPON);
     0.0   999.
!
Tranche "XX" SEN_NTL_FLT_IO
   Block $ 428209700.00 FLOAT NOTIONAL WITH TRANCHE "A1" _
        DAYCOUNT 30360 BUSINESS_DAY NONE _
   Delay 24  Dated 20020601  Next 20020725
   (#XXCOUPON)
     0     999
   CLASS "XX"    = "XX"
!
Tranche "SUBORD" JUN_FLT
   Block $ 1970686.52   FLOAT _
        Delay 24  Dated 20030201  Next 20030325
      (COLL_NETRATE);
     0     999
!
  CLASS "SUBORD" NO_BUILD_TRANCHE _
                 = "SUBORD"

!!  CLASS "SEQ1" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!               = "A1"
!!  CLASS "SEQ"  DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
!!               = "SEQ1" "MEZ"
  CLASS "SNR" WRITEDOWN_BAL PRORATA ALLOCATION _
                 = "A1"
!
!
  CLASS "ROOT" _
                 DISTRIB_CLASS RULES _
                 = "SNR" "SUBORD"
!
ifdef #CMOVER_3.0A2 _
!
  CROSSOVER When 0
!
!
 INTEREST_SHORTFALL  FULL_PREPAY     Compensate Pro_rata _
                     PARTIAL_PREPAY  Compensate Pro_rata _
                     LOSS            Compensate Pro_rata
!
  TRANCHE MISCINFO
ALL_TRANCHES    RATING MD "NA"
!
!
 CMO Block Payment Rules
---------------------------------
!
!
!

 calculate :  #Sub2TimesTest = BBAL("SUBORD")/(BBAL("SNR","SUBORD") +.05 ) _
                               GE 2 *
ORIG_BBAL("SUBORD")/ORIG_BBAL("SNR","SUBORD")
!
 calculate :  #SenPct        = 100 * BBAL("SNR")/BBAL("SNR","SUBORD")
!

 calculate :  #ReduceTestA   = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA0", "MONTH", "SHIFTR0" )
!
 calculate :  #StepProviso1  = ( ( DELINQ_LOSS_ACCUM < ORIG_BBAL("SUBORD") * #ReduceTestA ) )
!
 calculate :  #SenPrep       = _
              if (#SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD")) _
              then 100 _
              else #SenPct + SHIFT% * (100-#SenPct), _
   Reduce_SHIFT%_when STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso1)

!
 calculate :  #SenPrep       = _
              if #SenPct > 100 * ORIG_BBAL("SNR")/ORIG_BBAL("SNR","SUBORD") _
              then 100 _
              else if #Sub2TimesTest and ( #StepProviso1 )  _
                   then if CURMONTH LE 36 _
                        then #SenPct + (50% * (100-#SenPct)) _
                        else #SenPct _
                   else #SenPrep
!
 calculate :  #SENRECOV      = _
   MAX( 0, MIN( #SenPct/100  * DELINQ_LIQUIDATE, _
                #SenPrep/100 * (DELINQ_RECOVER)))
!
 calculate :  "SNR" _
  NO_CHECK SCHEDULED   AMOUNT        V0   = COLL_P_SCHED   * #SenPct/100, _
  NO_CHECK PREPAY      AMOUNT  LIMIT V1   = COLL_P_PREPAY  * #SenPrep/100 , _
  NO_CHECK RECOVER     AMOUNT  LIMIT V3   = #SENRECOV
!
 calculate :  #SenSchedAlloc   = V0 / 100 * COLL_P_SCHED
 calculate : #SenPrepayAlloc = V1 / 100 * COLL_P_PREPAY calculate : #SenRecoverAlloc = V3
!

 calculate :  #SubSched  = MAX( 0, COLL_P_SCHED * COLL_P_SCHED - #SenSchedAlloc )
 calculate :  #SubPrepay = MAX( 0, COLL_P_PREPAY * COLL_P_PREPAY - #SenPrepayAlloc )
 calculate :  #SubRecov  = MAX( 0, DELINQ_RECOVER - #SenRecoverAlloc)

!
 calculate :  "SUBORD" _
  NO_CHECK SCHEDULED   AMOUNT   = #SubSched , _
  NO_CHECK PREPAY      AMOUNT   = #SubPrepay , _
  NO_CHECK RECOVER     AMOUNT   = #SubRecov
!
 calculate :  #ExcessSub  = EXCESS_SUB_AMT
!
 calculate :  "SNR" _
  NO_CHECK EXCESS_SUB_AMT AMOUNT = #ExcessSub
!
------------------------------------
!!       pay :  CLASS INTEREST SEQUENTIAL  ("XX")
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL ("SNR" )
         pay :  CLASS INTSHORT SEQUENTIAL ("SNR" )
------------------------------------
         pay :  INTEREST PRO_RATA  ( "A1" )
         pay :  INTSHORT PRO_RATA  ( "A1" )
------------------------------------
         pay :  CLASS PRINCIPAL SEQUENTIAL ("SNR" )
------------------------------------
         pay :  SEQUENTIAL ( "A1" )
------------------------------------
         pay :  CLASS ENTIRETY  SEQUENTIAL ("SUBORD" )
------------------------------------
        from :  CLASS ( "SUBORD" )
         pay :  SEQUENTIAL ("SUBORD" )
------------------------------------
!!      from :  CLASS ( "SEQ1" )
!!       pay :  CLASS BALANCE SEQUENTIAL ( "A2", "A3" )
------------------------------------
!
------------------------------------
  calculate  : #BondBal  = BBAL("A1","SUBORD")
------------------------------------
!
 Schedule "SHIFT%"
Declare
 84   100%
 96    70%
108    60%
120    40%
132    20%
360     0%
!
!
 Collateral
!
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20030201    9999 9999   FALSE
!

! Pool# Type    Gross     Current  Original  --Fee--  Maturity  Orig   ARM   Gross   #mos   #mos    P#mos  P#mos   Life
  Reset Life    Max       Look
!               Coupon    Factor   Balance   P/Y  BV  P/Y     BV Term  Index  Margin  ToRst  RstPer  ToRst  RstPer  Cap
  Cap  Floor  Negam Back

!! BEGINNING OF COLLATERAL

M 1  WL  MX   WAC   5.429611495 (  97120473.63 /  97120473.63 );   97120473.63
0.4265   0.4265     357:3     357:3  360 NO_CHECK ARM     CMT_1YR    2.751508333
58  12 SYNC_INT  10.443600960 ( IF LOAN("TEASER") THEN 5.00000 ELSE 2.00000 ); :
( IF LOAN("TEASER") THEN 5.00000 ELSE 2.00000 );  2.751508333    0   45   TEASER

M 2  WL  MX   WAC   5.125000000 (    794625.00 /    794625.00 );     794625.00
0.4265   0.4265     358:2     358:2  360 NO_CHECK ARM     CMT_1YR    2.75000000
58  12 SYNC_INT  10.125000000 ( IF LOAN("TEASER") THEN 5.00000 ELSE 2.00000 ); :
( IF LOAN("TEASER") THEN 5.00000 ELSE 2.00000 );  2.750000000    0   45  TEASER

M 3  WL  MX   WAC   5.274188801 ( 287692749.80 / 287692749.80 );  287692749.80
0.4265   0.4265     358:2     358:2  360 NO_CHECK ARM     CMT_1YR    2.749861831
58  12 SYNC_INT  10.269408845 ( IF LOAN("TEASER") THEN 5.00000 ELSE 2.00000 ); :
( IF LOAN("TEASER") THEN 5.00000 ELSE 2.00000 );  2.749861831    0   45  TEASER
AMORT NONE FOR 11/25/2007

M 4  WL  MX   WAC   5.205392218 (  69934425.68 /  69934425.68 );   69934425.68
0.4265   0.4265     357:3     357:3  360 NO_CHECK ARM     CMT_1YR    2.747501093
57   6 SYNC_INT  10.207857027 ( IF LOAN("TEASER") THEN 5.00000 ELSE 2.00000 ); :
( IF LOAN("TEASER") THEN 5.00000 ELSE 2.00000 );  2.747501093    0   45  TEASER
AMORT NONE FOR 10/25/2007